Innovative Drug Delivery Solutions

IntelGenx

WE MAKE APPROVED DRUGS BETTER

Investor Presentation | January 7, 2020

Legend

A preliminary short form prospectus containing important information relating to the securities described in this document has been filed with the securities regulatory authorities in British Columbia, Alberta, Manitoba, Ontario and Québec. A copy of the preliminary short form prospectus, and any amendment, is required to be delivered with this document. The preliminary short form prospectus is still subject to completion. There will not be any sale or any acceptance of an offer to buy the securities until a receipt for the final short form prospectus has been issued. This document does not provide full disclosure of all material facts relating to the securities offered. Investors should read the preliminary short form prospectus, the final short form prospectus and any amendment for disclosure of those facts, especially risk factors relating to the securities offered, before making an investment decision.

A Form S-1 registration statement dated December 19, 2019 (the “Registration Statement”) was filed with the United States Securities and Exchange Commission (“SEC”) which contains important information relating to the securities described in this investor presentation. Before you invest, you should read the prospectus in that Registration Statement and other documents the issuer has filed and will file with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting the Electronic Data Gathering, Analysis and Retrieval system on the SEC website at www.sec.gov.

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Notice to Reader

Included in this investor presentation is certain forward looking information, as such term is defined under applicable securities laws. This information relates to future events or future performance and reflects management’s expectations and assumptions regarding the growth, results of operations, performance and business prospects and opportunities of IntelGenx Technologies Corp. (“IntelGenx”). Such forward-looking information reflects management’s current beliefs and are based on information currently available to management of IntelGenx and a number of assumptions that management believed were reasonable on the day such forward-looking information was presented. Refer, in particular, to the relevant sections of the preliminary short form prospectus dated December 18, 2019 (the “Prospectus”) and the documents incorporated by reference therein as well as the Registration Statement and the documents incorporated by reference therein, for a discussion of certain assumptions management has made in presenting forward looking information. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “intend”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other similar expressions concerning matters that are not historical facts. In particular, information regarding IntelGenx’s future operating results and economic performance is forward-looking information. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking information. Refer to the “Risk Factors” section in the Prospectus.

Forward-looking statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and other uncertain events. Forward-looking statements, by their nature, are based on assumptions, including those described below, and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to differ materially from those expressed in the forward-looking statements. Any forecasts or forward-looking predictions or statements cannot be relied upon due to, among other things, changing external events and general uncertainties of the business. Results indicated in forward-looking statements may differ materially from actual results for a number of reasons, including without limitation, risks associated with the ability to obtain sufficient and suitable financing to support operations, R&D clinical trials and commercialization of products; the ability to execute partnerships and corporate alliances; uncertainties relating to the regulatory approval process; the ability to develop drug delivery technologies and manufacturing processes that result in competitive advantage and commercial viability; the impact of competitive products and pricing and the ability to successfully compete in the targeted markets; the successful and timely completion of pre-clinical and clinical studies; the ability to attract and retain key personnel and key collaborators; the ability to adequately protect proprietary information and technology from competitors; and the ability to ensure that IntelGenx does not infringe upon the rights of third parties. Material factors or assumptions that were applied in drawing a conclusion or making an estimate set out in the forward-looking information include the factors identified throughout this investor presentation and in particular, the “Risk Factors” section of the Prospectus. The forward-looking statements contained in this investor presentation represent IntelGenx’s expectations as of the date of this investor presentation, and are subject to change after such date. IntelGenx disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required under applicable securities regulations. IntelGenx undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events, except as may be required by applicable securities laws.

This investor presentation is a summary of the principal features of the Offering and should be read together with the more detailed information and financial data and statements contained in the Prospectus. Terms undefined herein have the meanings ascribed to them in the Prospectus.

This investor presentation does not constitute an offer to sell or a solicitation of an offer to buy any of the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

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Company Snapshot

SEC Registered

IntelGenx Corp. Founded	**2003**
TSX-V (IGX)[1]	**CDN $0.57**
OTCQX (IGXT)[1]	**US $0.44**
Market Capitalization[1]	**CDN $53M**
Shares Issued[1]	**93.5M**
Outstanding Warrants[2]	**13M**
Insider Beneficial Ownership[2]	**11%**
Cash/Short Term Investments[2]	**US $4.3M**

Analyst Coverage

Firm	Analyst
Echelon Wealth Partners	Douglas Loe
Maxim Group	Jason McCarthy
H.C. Wainwright	Raghuram Selvaraju
First Berlin	Christian Orquera

1) As at January 6, 2020.
2) As at September 30, 2019.

IntelGenx

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IntelGenx's Film Technologies

Creating Next Generation Immediate & Controlled-Release Pharmaceutical Products

Oral Films

Rapidly disintegrating oral films easing drug administration without the need for water

IntelGenx

Transmucosal Films

- Buccal or sublingual films improving absorption, accelerating onset of action, and reducing side effects

Oral Topical Films

- Local topical films for extended release of mucoadhesive drug particles in the oral cavity

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Oral Film Formulations Offer Tangible Patient Benefits

Not Found in Conventional Dosage Forms

We are focused on areas where oral films are particularly well suited:

- Reduced side effects
- Improved bioavailability
- Enhanced efficacy
- Response time versus existing drugs
- Convenience
- Especially useful for patients with difficulty in swallowing or chewing solid dosage forms, e.g. the elderly and children

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IntelGenx

Growth Strategy
 Three Primary Pillars for Future Value Creation

1)	Out licensing commercial rights of existing and future pipeline products

2)	Partnering on contract development and manufacturing projects leveraging VersaFilm™ technology

3)	Expanding current pipeline through:

•	Identifying lifecycle management opportunities for existing market leading pharmaceutical products

•	Developing oral film products that provide tangible patient benefits

•	Development of new drug delivery technologies

•	Repurposing existing drugs for new indications; and

•	Developing generic drugs where high technology barriers to entry exist in reproducing branded films
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Portfolio of High Potential Candidates

IntelGenx is Preparing its First Launch and Investing into PoC Alzheimer's Opportunity

Cannabis VersaFilm®	1st Half 2020 target for launch in Canada
Montelukast VersaFilm®	1st Half 2021 target for Phase IIa Read-Out

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IntelGenx

Cannabis-Infused VersaFilm®: a Winning Partnership with Tilray™

IntelGenx is Well Positioned to Capitalize on the Global Cannabis Opportunity

- Intention to target medicinal use
- Focus on fast ramp up for commercial production
- Anticipated consistent supply and global reach through Tilray partnership
- Differentiated product due to unique dose delivery

Drivers of Appeal

1. Ease of Use
2. Avoidance of Swallowing
3. Pleasant Taste

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IntelGenx

Montelukast for Mild-to-Moderate Alzheimer's Disease

Major Repurposing Opportunity with Tangible Benefits

Montelukast VersaFilm™

Montelukast is a Leukotriene Receptor Antagonist

- Improved bioavailability
- Demonstrated ability to cross blood-brain barrier
- Overcomes compliance issue in elderly Alzheimer's Disease patients

Already Approved and Established Drug
Supporting Epidemiology Data
Strong Preclinical Evidence
Supporting Ph1 Data
IP Strategy

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IntelGenx

Proof of Concept Phase IIa Clinical Study Currently Underway

“A randomized Phase IIa, multi-center, double-blind, placebo-controlled study to assess the safety, feasibility, tolerability, and efficacy of a new buccal film of Montelukast in patients with mild to moderate Alzheimer’s Disease”

•	Study protocol approved by Health Canada

•	One of the only known cysLT-1 receptor antagonist clinical study in patients with Alzheimer’s Disease

•	Study Drug: Montelukast VersaFilm® buccal film and matching placebo

•	Treatment duration for each patient: 26 weeks

•	Assessment of the treatment effect: cognitive abilities and exploratory biomarkers

•	Number of patients: 70 (35 per arm; montelukast versus placebo)

•	Patients: ≥50 years of age with mild to moderate Alzheimer’s Disease and treated daily with donepezil, rivastigmine or galantamine for ≥3 months

•	8 Canadian sites and 1 oncoming U.S site; retained services of contract research organizations Cogstate and JSS Medical Research

•	Patient screening and enrolment commenced Q3-2018; 26 subjects randomized to date, screening with higher dose to commence in Q1 2020 (subject to Health Canada approval)

•	Independent Data Safety Monitoring Board (“DSMB”) completed its first interim analysis in October 2019
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Additional Near-Term Oral Film Opportunities to be Launched in the U.S.

Other Exciting Upcoming Launches Over the Next 3 Years

Rizaport®	1st Half 2020 target for launch
Exordia®	2021 target for launch

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IntelGenx

Rizaport® & Exordia®: Additional Near-Term Product Launches

Tackling Large Market Opportunities Adding to Top Line Revenue

RIZAPORT® for Migraines

- Commercial partnership with Gensco Pharma in U.S.
- FDA accepted resubmitted NDA in Q3 2019
- Additional commercial partners for Spain and South Korea

Rizaport
10mg
IntelGenx

GENSCO PHARMA

Exeltis

PHARMATRONIC.CO SERVICE & MEDICINE

Exordia® for Erectile Dysfunction

- Commercial partnership with Aquestive Therapeutics
- Collaboration on CRL reponse and resubmission
- Additional territories under evaluation

Aquestive

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IntelGenx

Mature Product Pipeline

Addressing Significant Market Opportunities

	Indication	Partnering Status	Formulation Development	Clinical	Filing	Launch	Partner
Cannabis Products	**Adult-Use and Medical** (Cannabinoids)	Partnered					TILRAY
Cannabis Products	**Pain** (Dronabinol)	Available ex-US & CAN					Tetra Bio-Pharma
Other Film Products	**Neurodegenerative Brain Diseases** (Montelukast)	Available					
Other Film Products	**Migraine** – RIZAPORT* (Rizatriptan)	Available ex-US, ES & KR					Exeltis
Other Film Products	**Erectile Dysfunction** - Exordia* (Tadalafil)	Partnered					
Other Film Products	**Opioid Dependence** (Buprenorphine/ Naloxone)	Partnered					Aquestive
Other Film Products	**Schizophrenia** (Loxapine)	Available					PAR
Other Film Products	**Undisclosed**	Partnered					
Other Film Products	**Undisclosed**	Partnered					endo
							INSUD PHARMA

IntelGenx

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Low Risk Targeted Business Model

Established Strategic Partnerships

- Commercial deals are usually structured such that partners are granted exclusive rights to market and sell products in exchange for potential **upfront and milestone** payments, together with a share of partner's **net profits** or a **royalty** on net sales
- IntelGenx **retains manufacturing rights** for its film products
- Payments would be received as the contracted **services are performed** or when certain agreed-upon **milestones are achieved:**
  - FDA submission
  - FDA approval
  - Commercial launch
  - Annual net sales target, etc.
- **Partners pay** for part or all of the **R&D expenses** associated with product development and obtaining regulatory approval
- IntelGenx may also receive **R&D tax credits** for product development

Tetra Bio-Pharma · endo · GENSCO PHARMA · Aquestive · TILRAY · Exeltis Rethinking healthcare · INSUD PHARMA · PHARMATRONIC.CO SERVICE & MEDICINE · SWK HOLDINGS

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IntelGenx

Full-Service Capabilities

Validation of Strategic Shift

- **Agreements with commercialization partners** (e.g. Gensco® Pharma, ENDO, Aquestive and Tilray®) **validate IntelGenx's strategic shift** from an exclusively R&D company (dependent on royalty and license revenues) to a full-service company
- Added manufacturing ability represents a profitable business opportunity
- **17,000 sq. ft. facility** in Montreal **fully GMP compliant**
- **Health Canada certified** – Drug Establishment License (DEL) since 2017
- Customized manufacturing equipment
- Health Canada approved dealer's license for controlled substances

R&D
Operations
Regulatory & Quality
Clinical Trials
IP

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IntelGenx

Accomplished Leadership Team

>40 Employees

Horst G. Zerbe, Ph.D.
Chairman & CEO

- 35+ years drug delivery / pharma experience (Lohmann Therapy Systems, 3M Pharmaceuticals, Smartrix Technologies)
- Pioneer in development and manufacturing of oral films and transdermal products
- Numerous patents and scientific publications

3M LTS

Andre Godin, CPA, CA
President, CFO

- 25+ years biotech/pharma industry experience
- Member of the Canadian Chartered Professional Accountants and the Canadian Institute of Chartered Accountants

NEPTUNE Technologies & Bioressources

Nadine Paiement,
M. Sc.
VP, Research & Development

- Co-inventor of IntelGenx Tri-Layer Technology
- 10+ years experience in product development and technology transfer

Smartrix Technologies

Dana Matzen, Ph.D.
VP, Business & Corporate Development

- 10+ years experience in pharmaceutical product licensing
- Prev. Director, BD at Paladin
- Completed 13 transactions, 7 new product launches

L.E.K. paladin

Rodolphe Obeid, Ph.D.
VP, Operations

- 5+ years experience in manufacturing & scale-up of oral film products
- Author and co-author of numerous scientific papers, patents, book chapters, and scientific communications

MIT Massachusetts Institute of Technology

Ana Maria Hannah,
Ph.D.
Sr. Dir., Quality Operations

- 4+ years experience in regulatory affairs and quality operations
- Coordinated multiple renewals and registrations in RoW regions

SANOFI

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IntelGenx

Terms of Offering

Issuer:	IntelGenx Technologies Corp. (the "Corporation").

Issue:

Treasury offering of units (each, a “Unit”), with each Unit comprised of one share of common stock of the Corporation (each, a “Share”), and one half of one share purchase warrant (each whole share purchase warrant, a “Warrant”) (the “Offered Securities”).

Issue Price:	C$• per Unit.

Issue Size:	Minimum aggregate gross proceeds of C$4,000,000 and maximum aggregate gross proceeds of C$10,000,000 (the "Offering").

Over-Allotment Option:

The Corporation will grant the Agent (as defined herein) an option to increase the size of the Offering by up to 15.0% of the number of Units offered, exercisable in whole or in part at any time for a period of 30 days after and including the Closing Date (the “Over-Allotment Option”).

Warrants:	Each Warrant entitles the holder thereof to acquire one Share for an exercise price of C$• per Share for a period of • months following the Closing Date.

Form of Offering:	The Units will be offered by way of a short-form prospectus exclusively in British Columbia, Alberta, Manitoba, and Ontario.

Use of Proceeds:

The Corporation intends to use the net proceeds of the Offering for the Phase 2A Montelukast Study, general working capital requirements, and manufacturing facility expansion. The Corporation intends to use any additional proceeds received from the exercise of the Over-Allotment Option or any of the Warrants or Agent’s Warrants (as defined herein) to advance other existing projects and for working capital purposes.

Listing:

The Corporation will apply to list the Shares issuable pursuant to the Offering on the TSXV. Listing will be subject to the Corporation fulfilling all of the applicable listing requirements of the TSXV.

Eligibility:	The Shares and Warrants shall be eligible for RRSPs, RRIFs, RDSPs, RESPs, TFSAs, and DPSPs.

Agent:	Echelon Wealth Partners Inc. (the “Agent”).

Agent Fee:

The Corporation will pay to the Agent, on the Closing Date, a cash commission equal to 7.0% of the aggregate gross proceeds received from the sale of the Offered Securities. In addition, the Corporation shall issue warrants to the Agent (the “Agent’s Warrants”) equal to 7.0% of the Offered Securities sold in the Capital Raising Transaction (including the Over-Allotment Option). Each Agent’s Warrant entitles the holder thereof to acquire one Share for an exercise price of C$• per Share for a period of • months following the Closing Date; provided that such commissions shall be reduced to 3.5% in respect of any Units sold to purchasers on the “President’s List” (collectively, the “Capital Raising Commission”).

Closing Date:	•, 2020, or such other date as the Corporation and the Agent may agree (the “ Closing Date”).
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Thank You!

Contact Information

Stephen Kilmer
Investor Relations
+1-514-331-7440 ext. 232
Stephen@intelgenx.com

André Godin
President & CFO
+1-514-331-7440 ext. 203
Andre@intelgenx.com

Dana Matzen, Ph.D.
VP Corp & BD
+1-514-331-7440 ext. 220
Dana@intelgenx.com

IntelGenx Corporate Offices
6420 Abrams
Saint-Laurent (Quebec)
H4S 1Y2 Canada
www.intelgenx.com

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IntelGenx